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                                                                   EXHIBIT 10(Z)

                           SHORT-TERM INCENTIVE PLAN

                             Effective January 2000

                    Potash Corporation of Saskatchewan Inc.
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CONTENTS

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
SECTION 1 -- ESTABLISHMENT OF THE PLAN......................    1
  1.01   Purpose............................................    1
  1.02   Effective Date.....................................    1
SECTION 2 -- DEFINITIONS....................................    2
  2.01   Adjusted Cash Flow Return (ACFR)...................    2
  2.02   Average Accumulated Amortization...................    2
  2.03   Average Accumulated Depreciation...................    2
  2.04   Average Assets.....................................    2
  2.05   Average Non-Interest Bearing Current Liabilities...    3
  2.06   Award Payment......................................    3
  2.07   Award Percentage...................................    3
  2.08   Board..............................................    3
  2.09   Cash Flow Return (CFR).............................    3
  2.10   Cash Taxes.........................................    3
  2.11   CEO................................................    3
  2.12   Committee..........................................    4
  2.13   Corporation........................................    4
  2.14   Depreciation and Amortization......................    4
  2.15   Eligible Employee..................................    4
  2.16   Entitled Employee..................................    4
  2.17   Operating Income...................................    4
  2.18   PCS Inc............................................    4
  2.19   Plan...............................................    4
  2.20   Salary.............................................    4
  2.21   Target CFR.........................................    4
  2.22   Target Percentage..................................    4
  2.23   Year...............................................    4
SECTION 3 -- PARTICIPATION..................................    5
  3.01   Participation Requirements.........................    5
SECTION 4 -- AWARD PAYMENTS.................................    6
  4.01   Eligibility........................................    6
  4.02   Calculation of Award Payment.......................    6
  4.03   Entitled Operations Employees......................    6
  4.04   Limitation of Award Payments and General
         Discretion.........................................    7
  4.05   Timing of Award Payments...........................    7
SECTION 5 -- ADMINISTRATION OF THE PLAN.....................    8
  5.01   Administration.....................................    8
SECTION 6 -- TRANSFER OF EMPLOYMENT.........................    9
  6.01   Transfer of Employment.............................    9
SECTION 7 -- GENERAL PROVISIONS.............................   10
  7.01   Assignment or Alienation...........................   10
  7.02   Amendment or Termination...........................   10
  7.03   Effect of Amendment or Termination.................   10
  7.04   No Enlargement of Contractual Rights...............   10
  7.05   Interpretation.....................................   10
  7.06   Withholding of Taxes...............................   10
  7.07   Binding on Successors..............................   10
  7.08   Currency...........................................   10
APPENDIX "A" -- AWARD PERCENTAGE............................   11

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SECTION 1 -- ESTABLISHMENT OF THE PLAN
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1.01 PURPOSE

     This Annual Incentive Plan is established for the purpose of rewarding key employees on an annual basis for their efforts and contributions in the attainment of certain performance measures that contribute materially to the success of the business interests of Potash Corporation of Saskatchewan Inc.

1.02 EFFECTIVE DATE

     Subject to Section 7.02 (Amendment or Termination), this Plan shall be effective on and after January 1, 2000.

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SECTION 2 -- DEFINITIONS
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The following terms, when capitalized, shall be defined as follows:

2.01 ADJUSTED CASH FLOW RETURN (ACFR)

     "Adjusted Cash Flow Return" or "ACFR" means an amount derived from the following formula:

     ACFR = (CFR divided by Target CFR) multiplied by 100,

     and used in the table at Appendix "A" to calculate an Entitled Employee's Award Percentage for a given Year.

2.02 AVERAGE ACCUMULATED AMORTIZATION

     "Average Accumulated Amortization" means the average consolidated accumulated amortization of PCS Inc. during a given Year, calculated by dividing (a) by (b) where:

         (a) equals the sum of the consolidated accumulated amortization of PCS Inc. at the beginning of the Year, the consolidated accumulated amortization of PCS Inc. at the beginning of the second quarter of the Year, the consolidated accumulated amortization of PCS Inc. at the beginning of the third quarter of the Year, the consolidated accumulated amortization of PCS Inc. at the beginning of the fourth quarter of the Year and the consolidated accumulated amortization of PCS Inc. at the end of the Year; and,

         (b)  equals five (5).

2.03 AVERAGE ACCUMULATED DEPRECIATION

     "Average Accumulated Depreciation" means the average consolidated accumulated depreciation of PCS Inc. during a given Year, calculated by dividing (a) by (b) where:

         (a) equals the sum of consolidated accumulated depreciation of PCS Inc. at the beginning of the Year, consolidated accumulated depreciation of PCS Inc. at the beginning of the second quarter of the Year, the consolidated accumulated depreciation of PCS Inc. at the beginning of the third quarter of the Year, the consolidated accumulated depreciation of PCS Inc. at the beginning of the fourth quarter of the Year and the consolidated accumulated depreciation of PCS Inc. at the end of the Year; and,

         (b)  equals five (5).

2.04 AVERAGE ASSETS

     "Average Assets" means the average book value of PCS Inc.'s consolidated assets during a given Year, calculated by dividing (a) by (b) where:

         (a) equals the sum of the book value of the consolidated assets of PCS Inc. at the beginning of the Year, the book value of the consolidated assets of PCS Inc. at the beginning of the second quarter of the Year, the book value of the consolidated assets of PCS Inc. at the beginning of the third quarter of the Year, the book value of the consolidated assets of PCS Inc. at the beginning of the fourth quarter of the Year and the book value of the consolidated assets of PCS Inc. at the end of the Year; and,

         (b)  equals five (5).

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2.05 AVERAGE NON-INTEREST BEARING CURRENT LIABILITIES

     "Average Non-Interest Bearing Current Liabilities" means the average consolidated non-interest bearing current liabilities of PCS Inc. during a given Year, calculated by dividing (a) by (b) where:

         (a) equals the sum of the consolidated non-interest bearing current liabilities of PCS Inc. at the beginning of the Year, the consolidated non-interest bearing current liabilities of PCS Inc. at the beginning of the second quarter of the Year, the consolidated non-interest bearing current liabilities of PCS Inc. at the beginning of the third quarter of the Year, the consolidated non-interest bearing current liabilities of PCS Inc. at the beginning of the fourth quarter of the Year and the consolidated non-interest bearing current liabilities of PCS Inc. at the end of the Year; and,

         (b)  equals five (5).

2.06 AWARD PAYMENT

     "Award Payment" means a cash payment to an Entitled Employee calculated pursuant to Section 4 (Award Payments).

2.07 AWARD PERCENTAGE

     "Award Percentage" means the percentage of an Entitled Employee's Salary derived from the table contained in Appendix "A". The Award Percentages applicable to an Entitled Employee, as set out in the table in Appendix "A", shall be recommended by the CEO and approved by the Committee.

2.08 BOARD

     "Board" means the Board of Directors of PCS Inc.

2.09 CASH FLOW RETURN (CFR)

     "Cash Flow Return" or "CFR" means the amount derived from the following formula:

         (a)  Operating Income, plus

              Depreciation and Amortization, minus

              Cash Taxes

                        DIVIDED BY

         (b)  Average Assets, plus

              Average Accumulated Depreciation, plus

              Average Accumulated Amortization, minus

              Average Non-Interest Bearing Current Liabilities,

     and used in the table at Appendix "A" to calculate an Entitled Employee's Award Percentage for a given Year.

2.10 CASH TAXES

     "Cash Taxes" means the cash income tax expense for a given Year, as set out in the audited consolidated financial statements of PCS Inc. for that Year.

2.11 CEO

     "CEO" means the Chief Executive Officer of PCS Inc.

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2.12 COMMITTEE

     "Committee" means the Compensation Committee of the Board.

2.13 CORPORATION

     "Corporation" means Potash Corporation of Saskatchewan Inc. and its direct and indirect subsidiaries.

2.14 DEPRECIATION AND AMORTIZATION

     "Depreciation and Amortization" means the depreciation and amortization expense for a given Year, as set out in the audited consolidated financial statements of PCS Inc. for that Year.

2.15 ELIGIBLE EMPLOYEE

     "Eligible Employee" means an employee who has satisfied the eligibility requirements set out in Section 4.01 (Eligibility).

2.16 ENTITLED EMPLOYEE

     "Entitled Employee" means an Eligible Employee who is recommended by the CEO and approved by the Committee to participate in this Plan.

         (A)  ENTITLED OPERATIONS EMPLOYEE
              "Entitled Operations Employee" means an Entitled Employee who is attached to one of the operating facilities of PCS Inc. or its direct or indirect subsidiaries.

2.17 OPERATING INCOME

     "Operating Income" means the operating income for a given Year, as set out in the audited consolidated financial statements of PCS Inc. for that Year.

2.18 PCS INC.

     "PCS Inc." means Potash Corporation of Saskatchewan Inc.

2.19 PLAN

     "Plan" means this Annual Incentive Plan, as amended from time to time.

2.20 SALARY

     "Salary" means the annual base salary in effect for an Entitled Employee at the end of a given Year.

2.21 TARGET CFR

     "Target CFR" means the CFR projected in the annual budget approved by the Board and used in the table at Appendix "A" to calculate an Entitled Employee's Award Percentage for a given Year.

2.22 TARGET PERCENTAGE

     "Target Percentage" means the Award Percentage of an Entitled Employee when CFR equals Target CFR, as shown in the table contained in Appendix "A".

2.23 YEAR

     "Year" means the fiscal year of PCS Inc.

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SECTION 3 -- PARTICIPATION
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3.01 PARTICIPATION REQUIREMENTS

     Participation in the Plan is limited to Eligible Employees.

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SECTION 4 -- AWARD PAYMENTS
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4.01 ELIGIBILITY

     An employee of the Corporation who is employed for at least three months during a Year, and who is in the employ of the Corporation at the end of a Year shall become an Eligible Employee.

4.02 CALCULATION OF AWARD PAYMENT

     Subject to Section 4.04 (Limitation of Award Payments and General Discretion), an Entitled Employee, other than Entitled Operations Employees, shall receive an Award Payment equal to the Entitled Employee's Award Percentage multiplied by his or her Salary.

     The Award Payment calculated in accordance with this Section 4.02 is subject to an adjustment of plus or minus 10% depending upon the Entitled Employee's job performance, as determined by his or her supervisor, and approved in accordance with the provisions of this Plan.

4.03 ENTITLED OPERATIONS EMPLOYEES

     Subject to Section 4.04 (Limitation of Award Payments and General Discretion), an Entitled Operations Employee shall be entitled to an Award Payment equal to the sum of paragraphs (a) and (b) below:

         (a) the award calculated pursuant to Section 4.02 (Calculation of Award Payment), divided by two (2); and,

         (b) an amount equal to the Target Percentage of the Salary of the Entitled Operations Employee, adjusted by applying a formula to be developed from time to time by the CEO in consultation with the Senior Vice-President, Administration and the appropriate subsidiary President which formula shall reasonably reflect the actual results of the operating facility to which the employee is attached compared to the approved target for that operating facility, and thereafter dividing such amount by two (2).

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4.04 LIMITATION OF AWARD PAYMENTS AND GENERAL DISCRETION

         (a) Generally, no Award Payment shall be granted under this Plan with respect to any Year in which the CFR is less than 50% of the Target CFR. However, the Committee may elect, in its discretion, to grant Award Payments in any Year, regardless of the CFR.

         (b) The Award Payment for any Entitled Employee may exceed or be below the amount calculated in accordance with this Section 4. Award Payments falling outside the established range shall be recommended by the CEO and shall be approved by the Committee in the normal course of administering this Plan.

         (c) An Entitled Employee who has been employed by the Corporation for less than one year shall have his or her Award Payment prorated in accordance with his or her period of employment.

         (d) An Entitled Employee who was, during a Year, promoted to a position included in a Group set forth in Appendix "A", shall have his or her Award Payment prorated in accordance with the period of time he or she held such position.

         (e) An Entitled Employee who was, during a Year, promoted from one Group to another Group set forth in Appendix "A", shall have his or her Award Payment calculated on the basis of his or her Group as at the end of the Year.

         (f) Notwithstanding the Groups established in Appendix "A", the Committee may on the recommendation of the CEO, designate an Eligible Employee for inclusion in one of such Groups when, but for such designation, the Eligible Employee would not otherwise be included in such Group.

4.05 TIMING OF AWARD PAYMENTS

     The Committee shall, on the recommendation of the CEO and within 30 days of the end of a Year, approve the amount of Award Payments for each Entitled Employee for any given Year. The Award Payments shall be paid to Entitled Employees within 30 days of the approval thereof by the Committee.

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SECTION 5 -- ADMINISTRATION OF THE PLAN
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5.01 ADMINISTRATION

     The Committee shall conclusively interpret the provisions of this Plan and decide all questions of fact arising in the application of the Plan. Determinations and interpretations in individual cases may be made by the CEO with due regard to consistency with any prior action by the Committee and such determination shall be binding and conclusive upon the individual employees concerned and persons claiming under them. The Committee shall be advised of any such determination or interpretation made by the CEO.

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SECTION 6 -- TRANSFER OF EMPLOYMENT
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6.01 TRANSFER OF EMPLOYMENT

     If an Entitled Employee's employment is transferred, during a Year, within the Corporation the Senior Vice-President, Administration and the CEO shall determine whether the Entitled Employee's Award Payment is calculated in accordance with Section 4.02 (Calculation of Award Payment), Section 4.03 (Entitled Operations Employees), or a combination of those sections.

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SECTION 7 -- GENERAL PROVISIONS
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7.01 ASSIGNMENT OR ALIENATION

     Except as required by applicable laws, the right of an Entitled Employee to receive an Award Payment under this Plan shall not be:

         (a)  given as security;

         (b) subject to transfer, anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation; or

         (c) subject to execution, attachment, levy or similar process or assignment by operation of law,

     and any attempt to effect any such action shall be null and void and of no effect.

7.02 AMENDMENT OR TERMINATION

     Subject to Section 7.03 (Effect of Amendment or Termination), this Plan may be amended in whole or in part from time to time or terminated by the Corporation. Any amendment or termination shall be binding on the Corporation, Entitled Employees, Eligible Employees and their respective beneficiaries.

7.03 EFFECT OF AMENDMENT OR TERMINATION

     Notwithstanding Section 7.02 (Amendment or Termination), no amendment or termination of any provision of this Plan shall directly or indirectly deprive any Entitled Employee or beneficiary of all or any portion of an Award Payment earned with respect to any Year ending prior to the date of the amendment or termination.

7.04 NO ENLARGEMENT OF CONTRACTUAL RIGHTS

     This Plan shall not give any Entitled Employee or Eligible Employee the right to be retained in the service of the Corporation nor shall it interfere with the right of the Corporation to terminate the employment of the Entitled Employee or Eligible Employee. Participation in this Plan shall not give any Entitled Employee or Eligible Employee any right or claim to any benefit, except to the extent provided in this Plan.

7.05 INTERPRETATION

     This Plan shall be interpreted pursuant to the laws of the Province of Saskatchewan. Section headings are for convenience only and shall not be considered provisions of the Plan. Words in the singular shall include the plural, and vice versa, unless qualified by the context.

7.06 WITHHOLDING OF TAXES

     The Corporation shall withhold all applicable taxes from any amounts paid pursuant to this Plan.

7.07 BINDING ON SUCCESSORS

     This Plan shall be binding on any successor or successors of PCS Inc. whether by merger, consolidation or otherwise.

7.08 CURRENCY

     The benefits payable pursuant to this Plan shall be paid in the same currency as the Entitled Employee receives his or her Salary.

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APPENDIX "A" -- AWARD PERCENTAGE

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                                              AWARD PERCENTAGE   AWARD PERCENTAGE      AWARD PERCENTAGE
                                              WHEN CFR IS        WHEN CFR EQUALS       AT MAXIMUM CFR
                                              LESS THAN          OR IS GREATER THAN    (150% OF
TIER  GROUP                                   TARGET CFR         TARGET CFR            TARGET CFR)
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
I     Corporate President,                    50% multiplied     (100% multiplied by         100%
      and CEO                                 by ACFR            ACFR) minus 50%

II    Corporate Sr. VPs,                      40% multiplied     (80% multiplied by           80%
      Subsidiary Presidents                   by ACFR            ACFR) minus 40%

III   Corporate VPs,                          30% multiplied     (60% multiplied by           60%
      Subsidiary Executive VPs,               by ACFR            ACFR) minus 30%
      Selected Subsidiary VPs

IV    Selected Subsidiary VPs,                25% multiplied     (50% multiplied by           50%
      Selected Corporate Executive            by ACFR            ACFR) minus 25%
      employees

V     Subsidiary General Managers             20% multiplied     (40% multiplied by           40%
      Operations,                             by ACFR            ACFR) minus 20%
      Selected Subsidiary VPs,
      Selected Directors

VI    Corporate Director,                     15% multiplied     (30% multiplied by           30%
      Subsidiary Director,                    by ACFR            ACFR) minus 15%
      Selected Subsidiary Superintendents

VII   Selected Key Manager                    10% multiplied     (20% multiplied by           20%
                                              by ACFR            ACFR) minus 10%

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NOTES:

1. Where the ACFR is greater than 150 (i.e. the maximum CFR), the ACFR is deemed to be 150.

2. Subject to Section 4.04 (Limitation of Award Payments and General Discretion) where the CFR is less than 50, the ACFR is deemed to be zero
    (0).
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